DIAMOND HILL FUNDS

Diamond Hill Global Fund

Supplement Dated November 19, 2021
to the Prospectus, the Summary Prospectus, and
the Statement of Additional Information (“SAI”), each dated February 28, 2021, As Amended

Effective November 19, 2021, at 4:00 pm Eastern Time, the Diamond Hill Global Fund (the “Fund”) will close to new investors and to subsequent investments by existing shareholders.

The Board of Trustees of the Diamond Hill Funds (the “Board”) has approved the liquidation of the Fund as of 4:00 pm Eastern Time on December 17, 2021 (the “Liquidation Date”). The Board made this decision because the Fund did not attract sufficient investor assets to sustain its viability.

The Fund will also no longer accept redemptions after the close of business on December 16, 2021, the business day prior to the Liquidation Date.

Effective on or about November 22, 2021, the Fund may begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The Fund intends to declare and pay to the shareholders of record of the Fund on December 14, 2021, an income dividend equal to substantially all of the taxable income. On or about the Liquidation Date, the Fund will liquidate its remaining assets and distribute cash to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

The Fund reserves the right to make exceptions or otherwise modify the foregoing closure policy at any time.

Accordingly, effective on the day following the Liquidation Date, all references to the Diamond Hill Global Fund are eliminated from the Prospectus and Statement of Additional Information.

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